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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2000

                                   ----------



                        U.S. RESTAURANT PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

             MARYLAND                         1-13089                            75-2687420
   (State or other jurisdiction       (Commission File Number)       (I.R.S. Employer Identification No.)
of incorporation or organization)


             12240 INWOOD ROAD, SUITE 200                         75244
                    DALLAS, TEXAS                              (Zip code)
       (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 387-1487


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ITEM 5. OTHER EVENTS.

         On December 29, 2000, U.S. Restaurant Properties, Inc. (the "Company") entered into a merger agreement with QSV Properties, Inc. ("QSV"), a Delaware corporation owned by Fred H. Margolin, Darrel L. Rolph, David K. Rolph and their affiliates. Pursuant to the merger agreement, QSV merged into the Company and the stockholders of QSV were issued 2,554,998 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). At the time of the merger, the principal assets of QSV were 1,148,418 units of securities convertible on a one-for-one basis with the Common Stock, and 1,406,582 shares of Common Stock of the Company.

         On January 17, 2001, the Company entered into an agreement with two affiliates of Lone Star Fund III (U.S.), L.P. ("Lone Star") providing for the sale of 1,877,935 shares of the Company's Common Stock at a price of $10.65 per share, for aggregate consideration of $20,000,000 (the "Lone Star Transaction"). The Lone Star Transaction will involve two or more closings: an initial closing, on March 9, 2001, at which Lone Star paid $5,000,000 in exchange for 469,484 shares; and one or more subsequent closings, to occur on or before September 5, 2001, at which an additional 1,408,451 shares will be purchased. After completion of the entire Lone Star Transaction and including Lone Star's purchase of 1,851,830 shares from Fred H. Margolin, Darrel L. Rolph, David K. Rolph and their affiliates, Lone Star will be a beneficial holder of approximately 19.33% of the Company's then-outstanding Common Stock.

         Concurrently with the initial closing of the Lone Star Transaction, four members of the Company's board of directors (the "Board"), Fred H. Margolin, Darrel L. Rolph, David K. Rolph and Dr. Gerald H. Graham, resigned. Mr. Margolin also resigned as the Chairman of the Board and Chief Executive Officer of the Company and from any other positions he held with the Company or any of its subsidiaries. The Board appointed four individuals designated by Lone Star, David W. West, Robert Gidel, Len W. Allen, Jr. and Gregory I. Strong to fill the vacancies created by these resignations. The Board appointed Mr. West to serve as interim Chief Executive Officer of the Company while the Board identifies a permanent replacement for Mr. Margolin.

         In connection with their resignations, Messrs. Margolin, Rolph and Rolph entered into Noncompetition and Release Agreements with the Company pursuant to which each of them agreed not to (a) submit or cause the submission of any proposals or nominations of candidates for election as directors of the Company or (b) solicit proxies from any of the Company's stockholders, in each case prior to December 31, 2003. Additionally, Mr. Margolin agreed not to directly or indirectly own manage, control, participate in, invest in or provide consulting services to any entity or business organization that engages in or owns, invests in, manages or controls any venture engaged in the ownership, management, acquisition or development of restaurant, gasoline and convenience store properties similar to those of the Company and its affiliates for a one-year period ending March 9, 2002. As consideration under such agreement and in connection with the termination of Mr. Margolin's Employment Agreement with the Company, the Company paid Mr. Margolin $800,000 in severance compensation. Similarly, each of the Rolphs agreed not to directly or indirectly compete with the Company, other than through the restaurant operations of the Rolphs in existence as of the initial closing of the Lone Star Transaction or through acquisitions valued in the aggregate at less than $25,000,000.

         The Company and each of Messrs. Margolin, Rolph and Rolph entered into a Registration Rights Agreement, dated March 9, 2001, permitting the holders thereto to request a shelf registration on Form S-3 to be filed with the Securities and Exchange Commission by the Company covering approximately 56,000 shares of Common Stock issuable upon the exercise of the holders' options. Additionally, as a component of the Lone Star Transaction, the Company and Lone Star entered into a Registration Rights Agreement, dated March 9, 2001, granting Lone Star the ability to request a shelf registration on Form S-3 covering the Common Stock owned by Lone Star.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

Exhibit
Number            Description

2.1* Stock Purchase Agreement by and among the Company, LS Acquisition, and Lone Star Fund III, dated March 9, 2001.

2.2* Stock Purchase Agreement by and among LS Acquisition and the Selling Stockholders, dated March 9, 2001.

4.1* Registration Rights Agreement by and between the Company and Lone Star, dated March 9, 2001.

4.2               Registration Rights Agreement by and among the Company, Fred
                  H. Margolin, Darrel L. Rolph, David K. Rolph and the other parties thereto, dated March 9, 2001.

17.1              Fred H. Margolin Resignation Letter

17.2              Darrel L. Rolph Resignation Letter

17.3              David K. Rolph Resignation Letter

17.4              Dr. Gerald H. Graham Resignation Letter

*Filed as an Exhibit to the Schedule 13D filed on behalf of Lone Star and affiliates (File No. 005-51969) on March 19, 2001 and incorporated herein by reference.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. RESTAURANT PROPERTIES, INC.

Date: March 30, 2001                   By:  /s/ BARBARA A. ERHART
                                          --------------------------------------
                                       Name: Barbara A. Erhart
                                       Title: Chief Financial Officer
                                              (Principal Accounting Officer)



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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER              DESCRIPTION
       -------             -----------
         (a)               Financial statements of businesses acquired.

                           Not applicable.

         (b)               Pro forma financial information.

                           Not applicable.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1*              Stock Purchase Agreement by and among the Company, LS
                  Acquisition, and Lone Star Fund III, dated March 9, 2001.

2.2*              Stock Purchase Agreement by and among LS Acquisition and the
                  Selling Stockholders, dated March 9, 2001.

4.1* Registration Rights Agreement by and between the Company and Lone Star, dated March 9, 2001.

4.2               Registration Rights Agreement by and among the Company, Fred
                  H. Margolin, Darrel L. Rolph, David K. Rolph and the other parties thereto, dated March 9, 2001.

17.1              Fred H. Margolin Resignation Letter

17.2              Darrel L. Rolph Resignation Letter

17.3              David K. Rolph Resignation Letter

17.4              Dr. Gerald H. Graham Resignation Letter

*Filed as an Exhibit to the Schedule 13D filed on behalf of Lone Star and affiliates (File No. 005-51969) on March 19, 2001 and incorporated herein by reference.



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